Prospectus Supplement	January 31, 2023

Putnam Growth Opportunities Fund
Prospectuses dated November 30, 2022

Putnam Investment Management, LLC (“Putnam Management”), the investment manager of Putnam Growth Opportunities Fund (the “Fund,” a series of Putnam Investment Funds (the “Trust”)), has recommended, and the Trust’s Board of Trustees has approved, a change to the Fund’s name and a new non-fundamental investment policy, each of which are described below. Putnam Management currently anticipates that the name change and new non-fundamental policy will be effective on March 31, 2023 (the “Effective Date”).

On the Effective Date, the Fund’s name will change to “Putnam Large Cap Growth Fund.” In addition, in connection with this name change, the Fund will adopt a non-fundamental policy to invest, under normal circumstances, at least 80% of its net assets (plus the amount of any borrowings for investment purposes) in companies of a size similar to those in the Russell 1000 Growth Index. This policy may be changed only after 60 days’ notice to shareholders. The Fund’s goal and investment strategies will not change in connection with the name change and the adoption of the non-fundamental investment policy.

On the Effective Date, the Fund’s prospectuses will be revised as follows:

All references in the prospectuses to “Putnam Growth Opportunities Fund” will be deleted and replaced with “Putnam Large Cap Growth Fund.” In addition, the sub-section Investments in the section Investments, risks, and performance will be deleted in its entirety and replaced with the following:

Investments

We invest mainly in common stocks of large U.S. companies, with a focus on growth stocks. Growth stocks are stocks of companies whose earnings are expected to grow faster than those of similar firms, and whose business growth and other characteristics may lead to an increase in stock price. We may consider, among other factors, a company’s valuation, financial strength, growth potential, competitive position in its industry, projected future earnings, cash flows and dividends when deciding whether to buy or sell investments. Under normal circumstances, we invest at least 80% of the fund’s net assets (plus the amount of any borrowings for investment purposes) in companies of a size similar to those in the Russell 1000 Growth Index. This policy may be changed only after 60 days’ notice to shareholders.

The fund is “non-diversified,” which means it may invest a greater percentage of its assets in fewer issuers than a “diversified” fund.

Shareholders should retain this Supplement for future reference.

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